SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2003



                           Structured Products Corp.
                           -------------------------

             (Exact name of registrant as specified in its charter)


Delaware                             33-55860/           13-3692801
                                     33-357357/33-389080
(State or other jurisdiction         (Commission File    (IRS Employer
 of incorporation or organization)    Number)             Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report  with   respect  to  the  July  15,  2003
                    Distribution Date for the CorTS Trust for Bellsouth Capital Funding Debentures

               2.   Trustee's   Report  with   respect  to  the  July  15,  2003
                    Distribution Date for the CorTS Trust for SAFECO Capital Trust I

               3.   Trustee's   Report  with   respect  to  the  July  15,  2003
                    Distribution Date for the CorTS Trust II for First Union Capital I

               4.   Trustee's   Report  with   respect  to  the  July  15,  2003
                    Distribution Date for the CorTS Trust II for SAFECO Capital Trust I

               5.   Trustee's   Report  with   respect  to  the  July  15,  2003
                    Distribution   Date   for  the   TIERS   Principal-Protected
                    Certificates Trust Series FFH 2001-12

               6.   Trustee's   Report  with   respect  to  the  July  15,  2003
                    Distribution Date for the CorTS Trust III for SAFECO Capital Trust I

               7.   Trustee's   Report  with   respect  to  the  July  15,  2003
                    Distribution Date for the CorTS Trust IV for SAFECO Capital Trust I

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                By:  /s/ John W. Dickey
                                                --------------------------------
                                                Name:   John W. Dickey
                                                Title:  Authorized Signatory






July 23, 2003

EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's Report with respect to the July 15, 2003  Distribution
          Date for the CorTS Trust for Bellsouth Capital Funding Debentures   5

   2      Trustee's Report with respect to the July 15, 2003 Distribution
          Date for the CorTS Trust for SAFECO Capital Trust I                 6

   3      Trustee's Report with respect to the July 15, 2003 Distribution
          Date for the CorTS Trust II for First Union Capital I               7

   4      Trustee's Report with respect to the July 15, 2003 Distribution
          Date for the CorTS Trust II for SAFECO Capital Trust I              8

   5      Trustee's Report with respect to the July 15, 2003  Distribution
          Date for  the  TIERS  Principal-Protected  Certificates  Trust
          Series FFH 2001-12                                                  9

   6      Trustee's Report with respect to the July 15, 2003 Distribution
          Date for the CorTS Trust III for SAFECO Capital Trust I            10

   7      Trustee's Report with respect to the July 15, 2003 Distribution
          Date for the CorTS Trust IV for SAFECO Capital Trust I             11

                                   Exhibit 1

To the Holders of:
CorTS Trust for Bellsouth Capital Funding Debentures
7.12% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22081F201

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Bellsouth Capital Funding Debentures, hereby gives notice with respect to the Distribution Date of July 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal                Interest                 Total Distribution
          $ 0.000000               $ 0.890000               $ 0.890000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $48,888,000   aggregate  principal  amount  of  Bellsouth  Capital  Funding
     Corporation 7.12% Debentures due July 15, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,955,520 Certificates representing $48,888,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                   Exhibit 2

To the Holders of:
CorTS Trust for SAFECO Capital Trust I
8.75% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22080U209

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution Date of July 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal                Interest                 Total Distribution
          $ 0.000000               $ 1.093750               $ 1.093750

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $27,100,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,000,005 Certificates representing $25,000,125 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                   Exhibit 3

To the Holders of:
CorTS Trust II for First Union Capital I
7.5% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:   22081J203               Class:    A
*CUSIP:   22081JAA2               Class:    B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for First Union Capital I, hereby gives notice with respect to the Distribution Date of July 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

          Class        Principal         Interest            Total Distribution
          A            $ 0.000000        $ 0.937500          $ 0.937500
          B            $ 0.000000        $ 2.175000          $ 2.175000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $109,600,000 aggregate principal amount of First Union Capital I 7.935% Capital Securities Series A due January 15, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 4,384,000 Class A Certificates representing $109,600,000 aggregate Certificate Principal Balance and $109,600,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                   Exhibit 4

To the Holders of:
CorTS Trust II for SAFECO Capital Trust I
8.7% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22081R205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for SAFECO Capital Trust I ,hereby gives notice with respect to the Distribution Date of July 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal             Interest                 Total Distribution
          $ 0.000000            $ 1.087500               $ 1.087500

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $73,500,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,727,778 Certificates representing $68,194,450 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                   Exhibit 5

To the Holders of:
TIERS Principal-Protected Certificates Trust Series FFH 2001-12
*CUSIP:   886525AE4

U.S. Bank Trust National Association, as Trustee for the TIERS Principal-Protected Certificates Trust Series FFH 2001-12, hereby gives notice with respect to the Distribution Date of July 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000, is as set forth below:

          Principal              Interest                Total Distribution
          $  0.000000            $ 40.000000             $ 40.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $10,250,000 aggregate principal amount of Fairfax Financial Holdings 7.75% Notes due July 15, 2037 (the "Term Assets") and $9,929,000 principal amount U.S. Treasury STRIP due May 15, 2030 are held for the above trust.

5. At the close of business on the Distribution Date, $9,929,000 aggregate principal amount of TIERS Principal-Protected Certificates, Series FFH 2001-12 were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                   Exhibit 6


To the Holders of:
CorTS Trust III for SAFECO Capital Trust I
8.072% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22081S203

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on January 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal             Interest                Total Distribution
          $ 0.000000            $ 1.009000              $ 1.009000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $ 40,775,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,631,000 Certificates representing $ 40,775,000
     Aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services by calling 212-438-2400 and from Moody's Investor's Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

                                   Exhibit 7

To the Holders of:
CorTS Trust IV for SAFECO Capital Trust I
8.375% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22082J202

U.S. Bank Trust National Association, as Trustee for the CorTS Trust IV for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on July 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal             Interest                Total Distribution
          $ 0.000000            $ 1.046875              $ 1.046875

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $ 27,000,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Series B Capital Securities due July 15, 2037 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,040,926 Certificates representing $ 26,023,150 Aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services by calling 212-438-2400 and from Moody's Investor's Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.